                   CECIL BANCORP, INC. AND SUBSIDIARIES
                   ------------------------------------

               CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
               ----------------------------------------------


                                   ASSETS
                                   -------


                                                         October      December
                                                         31, 1998      31, 1997
                                                         --------      --------
                                                         (Unaudited)         (1)


Cash                                                     $ 2,098,400   $ 1,438,218
Cash - interest bearing                                    3,889,022     2,519,230
Federal funds sold                                           550,000       571,703
Investment securities
  Securities held-to-maturity                               5,002,197    5,842,776
  Securities available-for-sale at
    estimated market value                                  3,883,666    2,913,708
Mortgage-backed securities
  Securities held-to-maturity                               2,203,836    2,759,534
  Securities available-for-sale at
    estimated market value                                    921,639    1,405,483
Loans receivable, net                                      73,669,498   72,016,049
Loans held for sale                                         3,657,308    1,362,969
Real estate owned                                             356,480      455,568
Office properties, equipment and leasehold
  improvements at cost, less accumulated
  depreciation and amortization                             1,038,951    1,005,974
Stock in Federal Home Loan Bank of
  Atlanta - at cost                                           672,300      652,700
Accrued interest receivable                                   667,336      662,992
Mortgage servicing rights                                     108,294      103,605
Prepaid expenses                                               53,467       37,455
Deferred taxes                                                 99,926       52,869
Other assets                                                   15,265       65,535
                                                          -----------  -----------
    TOTAL ASSETS                                          $98,887,585  $93,866,368
                                                          ===========  ===========

(1) Restated due to pooling of interest transaction completed in the quarter ended September 30, 1998.

                    CECIL BANCORP, INC. AND SUBSIDIARIES
                    ------------------------------------

               CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
               ----------------------------------------------

                    LIABILITIES AND STOCKHOLDERS' EQUITY
                    ------------------------------------



                                                         October      December
                                                         31, 1998      31, 1997
                                                         --------      --------
                                                         (Unaudited)         (1)


LIABILITIES
  Savings deposits                                       $85,704,037  $80,595,893
  Advance payments by borrowers for
    property taxes and insurance                             569,263      842,358
  Employee stock ownership debt                              269,556      269,556
  Other liabilities                                          695,581      896,226
  Advances from Federal Home Loan
    Bank of Atlanta                                        1,750,000    1,750,000
                                                         -----------  -----------
       TOTAL LIABILITIES                                  88,988,437   84,354,033
                                                         -----------  -----------

COMMITMENTS

STOCKHOLDERS' EQUITY
  Common stock, $.01 par value
    Authorized:  4,000,000 shares
    Issued and outstanding:  598,337 shares at
      October 31, 1998 and 592,869 at
      December 31, 1997                                        5,983        5,929
  Additional paid in capital                               4,633,395    4,561,520
  Employee stock ownership debt                             (269,556)    (269,556)
  Deferred compensation - Management
    Recognition Plan                                         (80,676)    (118,361)
  Retained earnings, substantially restricted              5,582,029    5,292,341
  Accumulated other comprehensive income                      27,973       40,462
                                                         -----------  -----------
       TOTAL STOCKHOLDERS' EQUITY                          9,899,148    9,512,335
                                                         -----------  -----------
       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $98,887,585  $93,866,368
                                                         ===========  ===========

(1) Restated due to pooling of interest transaction completed in the quarter ended September 30, 1998.

                                                            -3-
                     CECIL BANCORP, INC. AND SUBSIDIARIES
                     ------------------------------------

                      CONSOLIDATED STATEMENTS OF INCOME
                      ---------------------------------

                                               Month Ended            Ten Months Ended
                                               October 31,               October 31,
                                          ----------------------    --------------------
                                            1998         1997(1)      1998       1997(1)
                                          --------       -------    --------     -------
INTEREST INCOME
  Loans receivable                       $  564,708    $  547,862  $5,428,275  $5,180,040
  Mortgage-backed securities                 17,175        22,602     196,015     257,345
  Investment securities                      43,323        31,572     468,570     426,716
  Other interest-earning assets              21,299        36,369     247,243     241,048
                                         ----------    ----------  ----------  ----------
     Total interest income                  646,505       638,405   6,340,103   6,105,149

INTEREST EXPENSE
  Interest expense on deposits              344,641       334,378   3,335,316   3,169,584
  Borrowings                                  8,529        16,472      95,644     141,156
                                         ----------    ----------  ----------  ----------
     Total interest expense                 353,170       350,850   3,430,960   3,310,740

     Net interest income                    293,335       287,555   2,909,143   2,794,409
  Provision for loan losses                   7,500         3,500      75,000      70,000
                                         ----------    ----------  ----------  ----------
     Net interest income after
        provision for loan losses           285,835       284,055   2,834,143   2,724,409

NONINTEREST INCOME (LOSS)
  Loan service charges                        5,765         9,841     54,999       35,001
  Dividends on FHLB stock                     3,652         3,006     39,985       26,231
  Gain on sale of loans                                     1,276     33,526       42,596
  Gain on sale of office properties
    and equipment                                                                  44,769
  Other                                      12,474         7,719     90,515      125,155
  Checking account fees                      15,246        19,604    130,834      108,666
  Commission income                           4,453           150     63,452          150
                                         ----------    ----------  ----------  ----------
     Total noninterest income                41,590        41,596    413,311      382,568

NONINTEREST EXPENSE
  Compensation and benefits                 107,833       105,234  1,145,308    1,035,801
  Occupancy expense                          11,695        19,216    120,815      125,253
  Equipment and data processing expense      22,242        18,987    209,910      181,666
  SAIF deposit insurance premium              6,925         7,730     69,644       68,068
  Merger expense                                 12                  252,186
  Other                                      47,271        53,778    521,764      558,022
                                         ----------    ----------  ----------  ----------
     Total noninterest expense              195,978       204,945  2,319,627    1,968,810
                                         ----------    ----------  ----------  ----------
     Income before income taxes             131,447       120,706    927,827    1,138,167


INCOME TAXES
  Current                                    63,431        93,070    518,451      494,118
  Deferred                                                (30,869)   (51,019)     (27,358)
                                         ----------    ----------  ----------  ----------
     Total income taxes                      63,431        62,201    467,432      466,760

NET INCOME (LOSS)                        $   68,016    $   58,505  $  460,395  $  671,407
                                         ==========    ==========  ==========  ==========
Earnings per common share and
  common share equivalent                $      .11    $      .10  $      .77  $     1.20
                                         ==========    ==========  ==========  ==========
Earnings per common share -
  assuming full dilution                 $      .11    $      .13  $      .75  $     1.50
                                         ==========    ==========  ==========  ==========

(1) Restated due to pooling of interest transaction completed in the quarter ended September 30, 1998.

                     CECIL BANCORP, INC. AND SUBSIDIARIES
                     ------------------------------------

               CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
               -----------------------------------------------



                                               Month Ended            Ten Months Ended
                                               October 31,               October 31,
                                          ----------------------    --------------------
                                            1998         1997(1)      1998       1997(1)
                                          --------       -------    --------     -------
NET INCOME (LOSS)                        $   68,016    $   58,505  $  460,395  $  671,407

OTHER COMPREHENSIVE GAIN (LOSS)
  Unrealized gains (losses) on
     investment securities, net
     of deferred taxes                       (4,105)       (7,393)    (12,489)     12,312
                                         ----------    ----------  ----------  ----------
COMPREHENSIVE INCOME                     $   63,911    $   51,112  $  447,906  $  683,719
                                         ==========    ==========  ==========  ==========


(1) Restated due to pooling of interest transaction completed in the quarter ended September 30, 1998.

                                                           -5-
                     CECIL BANCORP, INC. AND SUBSIDIARIES
                     ------------------------------------

                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                    -------------------------------------

                                                          Ten           Ten
                                                     Months Ended   Months Ended
                                                       October 31,    October 31,
                                                          1998          1997(1)
                                                    --------------  -------------
                                                      (Unaudited)    (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
  Interest and fees received on loans
     and investments                                  $ 6,675,784    $ 6,213,648
  Cash paid to suppliers and employees                 (2,327,569)    (2,038,577)
  Proceeds from sale of loans                           1,249,567      2,808,790
  Origination of loans held for sale                   (3,687,000)    (2,604,100)
  Interest paid                                        (3,430,960)    (3,310,740)
  Income taxes paid                                      (541,638)      (171,186)
                                                      -----------    -----------
       NET CASH PROVIDED (USED) BY
          OPERATING ACTIVITIES                         (2,061,816)       897,835
                                                      -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from maturities of investment
     securities                                         6,645,000      5,500,000
  Proceeds from maturities of mortgage-backed
     securities                                         1,036,251        971,509
  Purchases of investment securities held-to-
     maturity                                          (5,798,863)    (4,995,156)
  Purchases of investment securities available-
     for-sale                                            (943,750)      (560,302)
  Loans originated                                    (27,917,417)   (19,457,491)
  Principal collected on loans                         26,365,588     16,194,908
  Purchases of office properties, equipment
     and leasehold improvements                          (110,506)     (201,031)
  Proceeds from sale of office properties, equipment
     and leasehold improvements                                          129,295
  Purchase of real estate owned                          (146,071)      (173,097)
  Proceeds from sale of real estate owned                 245,159        215,109
  Purchase of stock in Federal Home Loan
     Bank of Atlanta                                      (19,600)       (15,200)
                                                      -----------    -----------
       NET CASH USED BY
          INVESTING ACTIVITIES                           (644,209)    (2,391,456)
                                                      -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Net increase in demand deposits, NOW accounts,
     and savings accounts                              44,983,630     24,307,060
  Proceeds from sales of certificates                   6,267,546      7,580,436
  Payments of maturing certificates of deposits       (46,143,032)   (27,012,144)
  Decrease in advance payments by borrowers for
     property taxes and insurance                        (273,095)      (285,238)
  Repayments to Federal Home Loan
     Bank of Atlanta                                                  (1,500,000)
  Dividends paid                                         (131,553)      (170,262)
  Proceeds from issuance of common stock                   10,800         14,626
                                                      -----------    -----------
       NET CASH PROVIDED BY
          FINANCING ACTIVITIES                          4,714,296      2,934,478
                                                      -----------    -----------
NET INCREASE IN CASH                                    2,008,271      1,440,857

CASH
  BEGINNING OF PERIOD                                   4,529,151      3,785,459
                                                      -----------    -----------
  END OF PERIOD                                       $ 6,537,422    $ 5,226,316
                                                      ===========    ===========

(1) Restated due to pooling of interest transaction completed in the quarter ended September 30, 1998.

                     CECIL BANCORP, INC. AND SUBSIDIARIES
                     ------------------------------------

                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                    -------------------------------------

                                 (Continued)

                                                          Ten           Ten
                                                     Months Ended   Months Ended
                                                       October 31,    October 31,
                                                          1998          1997(1)
                                                    --------------  -------------
                                                      (Unaudited)    (Unaudited)
RECONCILIATION OF NET INCOME TO NET CASH
  PROVIDED (USED) BY OPERATING ACTIVITIES

Net Income                                            $   460,395     $   671,407

Adjustments to reconcile net income to net cash provided (used) by operating activities:

  Gain on sale of office properties, equipment
     and leasehold improvements                                           (44,769)
  Depreciation                                             77,531          62,329
  Provision for loan losses                                75,000          70,000
  Amortization of investment security discounts            (5,682)         (7,359)
  Stock dividends                                         (29,389)        (25,460)
  Increase in accrued interest receivable                  (4,344)       (153,885)
  (Increase) decrease in deferred tax asset               (52,950)         54,728
  (Increase) decrease in prepaid expenses                 (16,012)         42,930
  Increase in mortgage servicing rights                    (4,689)
  (Increase) decrease in other assets                      50,270          (4,646)
  Decrease in other liabilities                          (200,645)        (53,696)
  (Increase) decrease in loans held for sale           (2,470,959)        162,094
  Distribution from MRP Trust                              61,076          44,184
  Increase in deferred tax liability                                       79,978
  Cash paid in lieu of fractional shares                   (1,418)
                                                     ------------     -----------
                                                       (2,522,211)        226,428
                                                     ------------     -----------
                                                     ($ 2,061,816)    $   897,835
                                                     ============     ===========

(1) Restated due to pooling of interest transaction completed in the quarter ended September 30, 1998.

                   CECIL BANCORP, INC. AND SUBSIDIARIES
                   ------------------------------------

          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
          -----------------------------------------------------

                             OCTOBER 31, 1998
                             ----------------

(1)  BASIS OF PRESENTATION
     ---------------------

     (1) Summary of Significant Accounting Policies
         ------------------------------------------

         The accompanying unaudited consolidated financial statements have been prepared in accordance with the accounting policies in effect at December 31, 1997, as set forth in the annual consolidated financial statements of Cecil Bancorp, Inc. and Subsidiaries (the "Bank"). In the opinion of Management, all adjustments necessary for a fair presentation of the consolidated financial statements are of a normal recurring nature and have been included.

         The results of operation for ten month periods ended
         October 31, 1998 and 1997, are not necessarily indicative of the results to be expected for the full year.


     (2) Earnings per Share
         ------------------

         Earnings per common share is computed by dividing net income by the weighted average number of shares of common stock outstanding. The weighted average number of shares of common stock and common stock equivalents was 597,964 for the ten months ended October 31, 1998. The weighted average number of shares of common stock and common stock equivalents for computation of earnings per common shares - fully diluted was 609,811 for the ten months ended October 31, 1998.

     (3) Other Financial Information
         ---------------------------

         Simon, Master & Sidlow, P.A., Cecil Bancorp's independent public accountants, performed a limited review of the financial data presented on pages 1 through 6 inclusive. The review was performed in accordance with standards for such reviews established by the American Institute of Certified Public Accountants. The review did not constitute an audit; accordingly, Simon, Master & Sidlow, P.A. did not express an opinion on the aforementioned data.
         The financial data includes any material adjustments or disclosures proposed by Simon, Master & Sidlow, P.A. as a result of their review.

     (4) Restatement
         -----------

         Effective September 30, 1998, Cecil Bancorp, Inc. issued shares of its common stock to acquire Columbian Bank, A Federal Savings Bank ("Columbian") through a transaction accounted for as a pooling of interests. As a result of the pooling, the accompanying financial statements have been restated for all periods to include the statements of financial position, income and cash flows of Columbian.